Defined Asset Funds
Select Ten Portfolio International
1996 Hong Kong Portfolio Series 5
Merrill Lynch

The Hang Seng Index

The Hang Seng Index, published in 1969, is a recognized indictor of Hong Kong's stock market performance. The index is an arithmetic index, weighted by market capitalization representing about 70% of the total stocks on the Hong Kong Stock Exchange. The Hang Seng Index includes companies intended to represent four major market sectors: 1) commerce and industry; 2) finance; 3) properties; and 4) utilities. The companies include:

Amoy Properties
Bank of East Asia
Cathay Pacific
Cheung Kong
China Light & Power Co.
Citic Pacific
First Pacific
Great Eagle Holdings
Guangdong Investment
Hang Lung Investment
Hang Seng Bank
Henderson Investment
Henderson Land Development
Hong Kong Electric
Hong Kong and China Gas
Hong Kong and Shanghai Hotels
Hong Kong Telecommunications
Hopewell Holdings
HSBC Holdings
Hutchinson Whampoa
Hysan Development Company
Johnson Electric Holdings
New World Development
Oriental Press Group
Shangri-La Asia
Shun Tak Holdings
Sino Land Co.
South China Morning Post
Sun Hung Kai Properties
Swire Pacific (A)
Television Broadcasts
Wharf Holdings
Wheelock & Co.

Today's global marketplace offers many opportunities. Defined Asset Funds' Select Ten Portfolio-International Series uses a simple investment strategy to help you take advantage of opportunities in selected countries.

Global Opportunities

Many international equity markets, such as Hong Kong's offer attractive growth potential, which can help investors diversify their portfolios globally.

Hong Kong's economic growth is reflected in the performance of its stock market indicator, the Hang Seng Index.

A Simple Strategy For Total Return

The Hong Kong Portfolio seeks total return by investing in approximately equal values of the ten stocks in the Hang Seng Index(1) having the highest dividend yield at the time of the offering (Strategy Stocks). These companies are among the most highly capitalized in Hong Kong.

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     (1) The publisher of the Hang Seng Index has not participated in any way in the creation of the Portfolio or in the selection of its stocks nor approved any information included in this brochure.

Offers U.S. Investors Some Big Advantages

-Semi-annual dividends. This means investors receive two consolidated checks per year, not 20 for the 10 stocks, and payment are in U.S. dollars.

-Low costs. The minimum purchase is about $250. There is a total sales charge of 2 3/4%.

-Reinvestment. You may choose to reinvest your dividends at a reduced sales charge to compound your income.

-Year-end rollover. The Hong Kong Portfolio matures in one year, at which time you'll have an opportunity to reinvest your Select Ten Portfolio into the next Portfolio. Although each Select Ten Portfolio is a one-year fund, we recommend you stay with the Strategy for a minimum for three- to five-years.

Defining Your Risks

At Defined Asset Funds, our goal is to give investors the information they need to make informed decisions. The following are important facts to keep in mind when considering this investment for your portfolio. Please read them carefully. Your financial professional will be happy to answer any questions you may have.

-The Portfolio should not be considered a complete investment program, and may be considered speculative. It is appropriate for investors willing and able to assume the risks generally associated with equity investments traded in a foreign currency.

-The Portfolio may not be appropriate for investors seeking either preservation of capital or high current income, nor would it be suitable for investors unable or unwilling to assume the increased high risks of higher price volatility and currency fluctuations associated with investments in international equities.

-There can be no assurance that the Portfolio or Strategy will meet its objective.

-Total returns on Hong Kong stocks fluctuate widely, and the value of your investment will change with the prices of the underlying stocks and currency exchange rates. In addition, there is no guarantee that dividend rates will be maintained or that stock prices or currency exchange rates will not decline.

-Future political changes in Hong Kong, including the effects of the July 1997 revision to Chinese sovereignty, could impact market values of the Hong Kong stocks in general.

-The Strategy Stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor.

Time-Tested Track Record

Since stocks in the Portfolio were chosen solely by applying the Strategy, we analyzed the Strategy since 1978 to see how it had performed. Although past performance in no guarantee of future results, as you can see from the graph below the results are compelling.

[Mountain graph entitled "Suppose you had invested $10,000 in the Strategy in 1978?" compares the cumulative annual performance from 1978 through 9/30/96 of the Strategy Stocks (yellow) and the Hang Seng Index (green). A box in the upper left hand quadrant indicated the components of the chart. The x axis reflects years and the y axis reflects dollar amounts in $50,000 increments. The initial value of each is $10,000; the ending values are $443,438 and $363,550, for the Strategy Stocks and Hang Seng Index, respectively.]
After one year, the Portfolio will liquidate. You may chose to reinvest your proceeds into the next Portfolio of the then-current Strategy Stocks, if available, at a significantly reduced sales charge, or you can take the cash.

It is important to note that actual performance of the Portfolio will differ from the Strategy Stocks because the Portfolio has sales charges and pays brokerage commission and expenses. Strategy Stock figures are generally annual figures based on December 31 sales prices, while the Portfolios are established and liquidated at different times during the year. Portfolios normally purchase and sell stocks at prices and currency exchange rates different from the closing price and currency exchange rates used in determining the Portfolio's unit price. The Portfolio is not fully invested at all times and not all stocks may be weighed equally.

The performance of the Strategy is a hypothetical example of how the Hong Kong Portfolio could have performed if its Strategy had been employed since 1978. The chart assumes that all the dividends are reinvested at the end of that year. It does not reflect sales charges, commissions, expenses or taxes.

Select Ten Portfolio - International Series 1996 Series 5 Hong Kong
Portfolio(2)

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     (2) Initial date of deposit - October 31, 1996

Name of Issuer                                       Current Dividend
Yield(3)

1.  Shun Tak Holdings, Ltd.                                 6.37%
2.  Hong Kong Telecommunications, Ltd.                      4.97
3.  Henderson Investment, Ltd.                              4.85
4.  Hong Kong Electronic Holdings, Ltd.                     4.67
5.  South China Morning Post (Holdings), Ltd.               4.55
6.  Amoy Properties, Ltd.                                   4.55
7.  Hang Lung Development Co.                               4.54
8.  Henderson Land Development Co., Ltd.                    4.41
9.  Hysan Development Co., Ltd.                             4.35
10. Cathay Pacific Airways                                  4.01

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     (3) Current dividend yield for each security was calculated by adding the most recent interim and final dividends declared on that security and dividing the result by the market value of that security as of the close of trading on October 31, 1996.

The Portfolio may not necessarily reflect the research opinions or any buy or sell recommendation of any of the Sponsors.

Prior Select Ten Portfolio Performance

The chart below shows average annual total return for each of the three Series, which assumes an annual "rollover" into the next Portfolio. We've also included returns for the most recently completed Portfolio of each Series.

Series From Inception through 9/30/96

                  Inception         Return

A Series           1/5/94           -7.84%
B Series          6/21/93            7.47%
C Series          9/28/93            0.47%

Most Recent Completed Portfolio
Period                        Return

1/6/95  - 2/23/96              35.65%
5/10/95 - 6/28/96              18.01%
9/6/94  - 10/13/95            -24.94%

Past performance is no guarantee of future results. Average annual total return represents price changes plus dividends reinvested, divided by the initial public offering price, and reflects maximum sales charges and expenses.

Historical Performance of Strategy Stocks
If the Strategy had been followed in each of the last 18 years, investors would have generally achieved a higher total return than by investing in the entire Hang Seng Index.

The table below illustrates how the Strategy would have performed on a theoretical basis from January 1, 1978 through September 30, 1996.(4) The returns shown represent past performance of the Hang Seng and Strategy Stocks, and are no guarantee of future results. The figures do not reflect the Portfolio's sales charges, commissions, expenses, or reinvestment of dividends.

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     (4) After Portfolio sales charges and expenses, a Portfolio would have underperformed the index in 9 out of 18 years. There can be no assurance that any Portfolio will outperform its related index over its one year life.

Strategy Illustration
January 1, 1978 - September 30, 1996

                    Hang Seng Index   Strategy Stocks
Year                 Total Return       Total Return

1978                     23.51%            28.04%
1979                     78.33             82.28
1980                     65.83             41.40
1981                    -11.07             -3.86
1982                    -47.79            -38.97
1983                     -0.89             -7.48
1984                     42.54             65.32
1985                     51.10             47.52
1986                     51.16             60.49
1987                     -6.73              3.03
1988                     20.60             34.04
1989                     10.19              9.41
1990                     11.99              6.11
1991                     48.25             48.51
1992                     33.36             38.94
1993                    121.11            106.99
1994                    -28.83            -31.45
1995                     26.95             16.11
1/1/96-9/30/96           20.95             16.03

Average(5)               21.12%           22.41%

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     (5) Average annual total returns represent the annual rate of price appreciation, plus dividends reinvested at the end of each year.
redemptions, will be deducted.

Defining Your Cost

Low Initial Sales Charge/Reduced Charge for Rollovers

First-time investors pay a 1% maximum sales charge when they buy. In addition, a deferred sales charge of $1.75 per 1,000 units will be deducted from the Portfolio's net asset value each month over the last ten months of the Portfolio's life ($17.50 total). This deferred method of payment keeps more of your money invested over a longer period of time.

                                        Amount per    As a % of Public
Amount Purchased                       1,000 Units     Offering Price

Maximum Initial Sales Charge              $10.00            1.00%
Deferred Sales Charge                     $17.50            1.75%
                                          =======================
Your Sales Charge                         $27.50            2.75%

After a year, should you reinvest the proceeds of your investment into a new portfolio, if available, you will not be subjected to an additional 1% initial sales charge, just the $17.50 deferred fee. If you sell your investment before maturity, the deferred sales charge and, in the secondary market, a charge to reflect the estimated costs of liquidating securities to meet cash

Volume Purchase Discounts

For larger purchase, the overall sales charges are reduced to put more of your investment dollars to work for you.

                                Deferred Sales    Total Sales Charge
                                  Charge per    As A Percentage Of The
Amount Purchased                 1,000 Units     Public Offering Price

Less than $50,000                   $17.50                2.75%
$50,000 to $99,999                  $17.50                2.50%
$100,000 to $249,999                $17.50                2.00%
$250,000 or more                    $17.50                1.75%

Tax Reporting

The proceeds received when you sell this reinvestment will reflect the deduction of the deferred sales charge and the charge for organizational expenses. In addition, the annual statement and the relevant tax reporting forms you receive at year-end will reflect the actual amount paid to you (net of the deferred sales charge and the charge for organizational expenses). Accordingly, you should not increase your tax basis in your units by the deferred sales charge and the charge for organizational expenses.

Don't Delay

Call your financial professional for a free prospectus containing more complete information, including all charges and expenses, and the special considerations associated with the risks of international investing including currency risk and political developments. Read it carefully before you invest.

Additional Hong Kong Portfolios containing the then-highest dividend-yielding stocks may be created in the future. Information contained herein is subject to completion or amendment. A registration statement relating to the next Portfolio in this Select Ten Portfolio - International Series has been filed with the Securities and Exchange Commission. The securities of the Portfolio may not be sold nor may offers be accepted to buy be accepted prior to the time that registration becomes effective. This brochure may not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws or any such state.

Other Select Series

Select Ten Portfolio (DJIA)
United Kingdom Portfolio (Financial Times Index)
Japan Portfolio (Nikkei Index)
Select Growth Portfolio

Equity Income Funds Concept Series
Premier American Portfolio
Health Care Trust II
Natural Gas Trust 2
Real Estate Income Fund 2
Tele-Global Trust 2

Equity Income Funds Utility Series
15th Utility Common Stock Series

Equity Income Funds Index Series
S&P 500 Index Trust 2
S&P MidCap Index Trust

Other Defined Asset Funds Bond Funds
Municipal Income Funds
Corporate Income Funds
Government Securities Income Funds
International Bond Funds

Cover photo Statue of Kuan-yin, Chinese Goddess of Mercy
Her statue, pictured on the front cover, stands in from of the Repluse Bay Temple in Hong Kong.

Printed on Recycled Paper

14951BR-11/96